                                                                     Exhibit 99




REPUBLIC BANCSHARES, INC.
PRESS RELEASE


DATE:    February 1, 2000
CONTACT: Alfred T. May, President and CEO (ext. 3341) or
         William R. Falzone, Chief Financial Officer (ext. 3396)
         (727) 823-7300


FOR IMMEDIATE RELEASE

REPUBLIC BANCSHARES, INC. REPORTS 1999 NET INCOME OF $.95 PER SHARE

St. Petersburg, Florida, February 1, 2000 -- Republic Bancshares Inc. (the "Company", Nasdaq: REPB) today announced 1999 net income of $10.7 million, or $.95 per share on a diluted basis, compared with a net loss of $12.4 million, or $1.34 per share, for 1998. Management estimates that 1999 net income was penalized by expected after-tax operating losses of $2.9 million or $.26 per share from the Company's branch expansion program and from losses on the wrap-up of now-discontinued mortgage operations of $4.0 million or $.35 per share, which includes the cost of a litigation settlement related to those discontinued operations. Earnings benefited from several positive factors, all net of tax effect, including gains on sales of branch deposits and branch properties of $1.5 million or $.13 per share and gains on sale of portfolio loans of $1.1 million or $.10 per share.

Net income for the quarter ended December 31, 1999 was $1.8 million or $.16 per share compared to a net loss of $21.1 million or $2.04 per share for 1998. A summary of results of operations is as follows ($ in thousands, except per share data):

         Year ended December 31st:                  1999              1998
         -------------------------                  ----              ----

         Net income (loss)                      $    10,692      $   (12,421)
         Avg. shares outstanding                 11,299,902        9,286,813
         Earnings (loss) per share - diluted    $       .95      $     (1.34)


        Quarter ended December 31st:                1999              1998
        ----------------------------                ----              ----

         Net income (loss)                      $     1,786      $    (21,097)
         Avg. shares outstanding                 11,310,681        10,322,263
         Earnings (loss) per share - diluted    $       .16      $      (2.04)

At December 31, 1999, the Company had total assets of $2.57 billion, stockholders' equity of $170.2 million and a book value per share of $15.06, compared with total assets of $2.51 billion, stockholders equity of $163.6 million and a book value per share of $14.77 at December 31, 1998. Total loans were $1.89 billion at year-end 1999, compared with $2.1 billion at December 31, 1998, while total deposits were $2.28 billion, an increase of $96 million from $2.19 billion at year end 1998.

Financial highlights for 1999 included the following (see "Selected Annual and Quarterly Consolidated Financial & Other Data"):

         o Net interest income increased by $9.2 million or 11.1% to $92.4 million in 1999 from $83.2 million for 1998. Net interest income for the fourth quarter of 1999 was $23.8 million compared to $20.4 million for the same quarter one year ago. The average yield on earning assets in 1999 was 8.05% compared to 8.56% for 1998 which reflects a reduction in higher-yielding loans held for sale and a greater emphasis on investment securities. Funds cost was 4.53% for 1999 compared to 4.86% for 1998. Net interest spread, the difference between the yield on earning assets and the cost of funds, was 3.52% for 1999 compared to 3.70% for 1998.

         o General and administrative expenses were $84.4 million in 1999 compared to $129.0 million in 1998, a decline of $44.6 million. Expenses from banking operations were $76.1 million in 1999 compared to $69.8 million in 1998, an increase of $6.3 million. Included in 1999 expenses for banking operations were costs associated with the branch expansion program of $8.6 million. Expenses from discontinued mortgage operations accounted for a $50.9 million reduction in expenses.

         o Nonperforming assets were $31.2 million at December 31, 1999, a decrease of $11.6 million from $42.8 million at year-end 1998. Nonperforming loans were $25.2 million at the end of 1999 compared to $36.8 million at the end of 1998. The composition of the Company's nonperforming loans was as follows ($ in thousands):


At December 31,                               Increase
                                                1999            1998         (Decrease)
                                                ----            ----         ----------

                Residential first lien        $ 19,654         $ 22,948       $  (3,294)
                Commercial mortgages             3,252           11,303          (8,051)
                Commercial loans                   797            1,312            (515)
                Consumer and other               1,447            1,261             186
                                             ---------         --------       ---------
                     Total                    $ 25,150         $ 36,824       $ (11,674)
                                              ========         ========       =========


         o The allowance for loan losses at year-end 1999 was $28.1 million or 1.49% of total loans, compared to an equal amount or 1.48% of total loans at year-end 1998. During the year management placed a $9.9 million loan loss provision in the allowance based on an analysis of the Company's charge-off history and ongoing reviews of credit quality of the various segments of the portfolio.

         o The private placement of convertible debentures and the restructuring of the Company's senior debt during 1999 along with an emphasis on lower risk-weighted assets improved the Company and the Bank's regulatory capital ratios. The tier 1 (leverage), tier 1 (risk-based) and total capital ratios for the Bank at December 31, 1999 were 6.78%, 10.33% and 11.62%. The Company's ratios were 6.02%, 9.16% and 11.53%. All ratios exceeded "well-capitalized" guidelines.

The Company also announced that it had reached a settlement in a lawsuit with a former vendor that provided printing and direct mailing services for the Company's now-discontinued mortgage banking operations. Under the settlement, the Company agreed to pay $716,000 and the vendor agreed to waive all further claims for contract payments allegedly due it.

The common stock of Republic Bancshares is traded on the Nasdaq National Market under the trading symbol "REPB." Through its banking subsidiary, Republic Bank, the Company operates 81 full service banking offices throughout Florida and at $2.57 billion in total assets is one of the largest banking organizations headquartered in Florida. The Bank offers Internet banking services at its website address, www.republicbankfl.com.


===============================================================================


STATEMENTS IN THIS RELEASE MAY CONSTITUTE FORWARD-LOOKING STATEMENTS THAT ARE BASED ON THE CURRENT BELIEFS AND EXPECTATIONS OF THE COMPANY'S MANAGEMENT, AS WELL AS ASSUMPTIONS MADE BY, AND INFORMATION CURRENTLY AVAILABLE TO, THE COMPANY'S MANAGEMENT. FORWARD-LOOKING STATEMENTS ARE BASED LARGELY ON EXPECTATIONS AND ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES INCLUDING BUT NOT LIMITED TO ECONOMIC, COMPETITIVE AND OTHER FACTORS AFFECTING THE COMPANY AND ITS OPERATIONS.

                    REPUBLIC BANCSHARES, INC. & SUBSIDIARIES
            CONSOLIDATED BALANCE SHEETS -DECEMBER 31, 1999 AND 1998
                      ($ in thousands, except share data)

                                                                                                 December 31,
                                                                                             1999            1998
                                                                                          ----------      ----------

                                     ASSETS
Cash and due from banks                                                                   $   62,643      $   46,143
Interest bearing deposits in banks                                                             3,758           3,467
Federal funds sold                                                                            27,060          93,000
Commercial Paper--available for sale                                                          39,888              --
Investment securities:
   Available for sale                                                                         25,555          31,003
   Held to maturity                                                                               --              --
Mortgage-backed securities:
   Held to maturity                                                                           33,068              --
   Available for sale                                                                        315,268          32,713
   Trading                                                                                    39,229          66,067
FHLB stock                                                                                    13,816          11,152
Loans held for sale                                                                               --         184,176
Loans, net of allowance for loan losses                                                    1,861,715       1,868,212
Premises and equipment, net                                                                   52,574          60,274
Other real estate owned acquired through foreclosure, net                                      5,332           4,951
Accrued interest receivable                                                                   14,747          13,452
Goodwill and premium on deposits                                                              32,827          36,916
Other assets                                                                                  38,546          53,591
                                                                                          ----------      ----------
        Total assets                                                                      $2,566,026      $2,505,117
                                                                                          ==========      ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
   Deposits-
     Noninterest bearing checking                                                         $  127,619      $  138,934
     Interest checking                                                                       187,463         189,392
     Money market                                                                            211,558         159,868
     Savings                                                                                 309,996         366,817
     Time deposits                                                                         1,446,173       1,332,401
                                                                                          ----------      ----------
        Total deposits                                                                     2,282,809       2,187,412
   Securities sold under agreements to repurchase                                             37,241          36,640
   FHLB advances                                                                                 769          25,000
   Holding company senior debt                                                                 9,167          25,000
   Convertible subordinated debt                                                              14,684              --
   Term subordinated debt                                                                      2,750              --
   Holding company unsecured notes                                                                --           7,000
   Other liabilities                                                                          19,611          31,718
                                                                                          ----------      ----------
        Total liabilities                                                                  2,367,031       2,312,770
   Company-obligated mandatorily redeemable capital
     securities of subsidiary trust holding solely junior
     subordinated debentures of the Company                                                   28,750          28,750
   Stockholders' equity:
   Perpetual preferred convertible stock ($20.00 par, 100,000 shares authorized, 75,000 shares issued and outstanding. Liquidation preference
     $6.6 million
     at December 31, 1999 and 1998.)                                                           1,500           1,500
   Common stock ($2.00 par, 20,000,000 shares authorized, 10,555,889 and 10,323,194
       shares issued and outstanding at December 31, 1999 and 1998, respectively)             21,112          20,646
   Capital surplus                                                                           128,780         125,364
   Retained earnings                                                                          26,530          16,103
   Net unrealized (losses) gains on available for sale securities, net of tax effect          (7,677)            (16)
                                                                                          ----------      ----------

        Total stockholders' equity                                                           170,245         163,597
                                                                                          ----------      ----------
        Total liabilities and stockholders' equity                                        $2,566,026      $2,505,117
                                                                                          ==========      ==========


                    REPUBLIC BANCSHARES, INC. & SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                      ($ in thousands, except share data)


                                                                                FOR THE YEARS ENDED DECEMBER 31,
                                                                        ------------------------------------------------
                                                                            1999               1998              1997
                                                                        ------------       -----------       -----------

  INTEREST INCOME:
    Interest and fees on loans                                          $    166,656       $   159,495       $   105,803
     Interest on investment securities                                         2,075             2,364             2,598
     Interest on mortgage-backed securities                                   12,840             1,669             5,252
     Interest on trading securities                                            2,224             2,859                59
     Interest on federal funds sold                                            5,206             5,435             2,578
     Interest on commercial paper                                                347                --                --
     Interest on other investments                                             1,415               971             1,544
                                                                        ------------       -----------       -----------
         Total interest income                                               190,763           172,793           117,834
                                                                        ------------       -----------       -----------
  INTEREST EXPENSE:
     Interest on deposits                                                     94,133            81,157            57,849
     Interest on FHLB advances                                                   164             6,103             1,364
     Interest on holding company debt                                          2,277               507               392
     Interest on other borrowings                                              1,806             1,842             1,137
                                                                        ------------       -----------       -----------
         Total interest expense                                               98,380            89,609            60,742
                                                                        ------------       -----------       -----------
          Net interest income                                                 92,383            83,184            57,092

  PROVISION FOR LOAN LOSSES                                                    9,923            14,261             3,247
                                                                        ------------       -----------       -----------
          Net interest income after provision for
                loan losses                                                   82,460            68,923            53,845
                                                                        ------------       -----------       -----------
  NONINTEREST INCOME:
     Service charges and fees on deposits                                      5,409             4,472             3,701
     Loan service fees                                                         6,584               692               401
     Other loan fee income                                                     4,281             2,486             1,210
     Income from mortgage banking activities                                      --            40,600            15,009
     Gain on sale of loans                                                     3,602             2,890             5,334
     Gain on sale of securities, net                                            (714)            1,040             1,308
     Other operating income                                                    6,670             3,977             2,488
                                                                        ------------       -----------       -----------
         Total noninterest income                                             25,832            56,157            29,451

  NONINTEREST EXPENSES:
     Salaries and employee benefits                                           41,716            53,257            31,926
     Net occupancy expense                                                    15,958            13,623             9,376
     Data processing fees                                                      4,823             3,743             2,970
     Advertising                                                               1,103            18,776             4,712
     Other operating expense                                                  20,830            39,618            16,436
                                                                        ------------       -----------       -----------
         Total general and administrative expenses                            84,430           129,017            65,420
     Merger expenses                                                              --             3,233             1,144
     Restructuring cost                                                           --             6,673                --
     Provisions for losses on ORE                                                 80             1,603               530
     ORE expense, net of ORE income                                             (307)              (40)              396
     Amortization of goodwill & premium on deposits                            3,910             1,930               479
                                                                        ------------       -----------       -----------
         Total noninterest expenses                                           88,113           142,416            67,969
                                                                        ------------       -----------       -----------
Income (loss) before income taxes and minority interest                       20,179           (17,336)           15,327
Income tax (provision) benefit                                                (7,800)            6,602            (6,165)
Minority interests in income from subsidiary trust                            (1,687)           (1,687)             (701)
Minority interest                                                                 --                --              (674)
                                                                        ------------       -----------       -----------
        NET INCOME (LOSS)                                               $     10,692       $   (12,421)      $     7,787
                                                                        ============         =========         =========
PER SHARE DATA:

Net income (loss) per common share-basic                                $       1.02       $     (1.34)      $      1.16
                                                                        ============         =========         =========
Weighted average common shares outstanding-basic                          10,484,650         9,286,813         6,693,970
                                                                        ============         =========         =========
Net income (loss) per common and common equivalent shares-diluted       $        .95       $     (1.34)      $      1.01
                                                                        ============         =========         =========
Weighted average common and common equivalent
     shares outstanding-diluted                                           11,299,902         9,286,813         7,920,926
                                                                        ============         =========         =========


                SELECTED CONSOLIDATED FINANCIAL AND OTHER DATA
     ($ IN THOUSANDS, EXCEPT SHARE DATA, FINANCIAL RATIOS AND OTHER DATA)


                                                                               Years Ended December 31,
                                                     ----------------------------------------------------------------------------
OPERATING DATA:                                          1999             1998            1997            1996            1995
                                                     ------------     -----------     -----------     -----------     -----------

 Interest income                                     $    190,763     $   172,793     $   117,834     $    99,058     $    88,848
 Interest expense                                          98,380          89,609          60,742          51,245          47,232
                                                     ------------     -----------     -----------     -----------     -----------
 Net interest income                                       92,383          83,184          57,092          47,813          41,616
 Loan loss provision                                        9,923          14,261           3,247           2,758           2,424
                                                     ------------     -----------     -----------     -----------     -----------
 Net interest income after loan loss provision             82,460          68,923          53,845          45,055          39,192
 Noninterest income                                        25,832          56,157          29,451          10,531           8,964
 Gain on sale of ORE held for investment                       --              --              --           1,207              --
 General and administrative ("G&A") expenses               84,430         129,017          65,420          44,788          39,287
 Merger/acquisition expenses                                   --           3,233           1,144              --              --
 Restructuring costs                                           --           6,673              --              --              --
 SAIF special assessment                                       --              --              --           4,818              --
 Provision for losses on ORE                                   80           1,603             530             111             240
 Other noninterest (income) expense                          (307)            (40)            396            (490)            661
 Amort. of goodwill & premium on deposits                   3,910           1,930             479             491             450
                                                     ------------     -----------     -----------     -----------     -----------
 Net income (loss) before income taxes, negative
  goodwill accretion & minority interest                   20,179         (17,336)         15,327           7,075           7,518
 Accretion of negative goodwill                                --              --              --              --           1,578
                                                     ------------     -----------     -----------     -----------     -----------
 Net income (loss) before income taxes
  & minority interest                                      20,179         (17,336)         15,327           7,075           9,096
 Income tax benefit (expense)                              (7,800)          6,602          (6,165)         (2,772)         (2,231)
 Minority interest in income from subsidiary trust         (1,687)         (1,687)           (701)             --              --
 Minority interest in FFO                                      --              --            (674)           (505)            503
                                                     ------------     -----------     -----------     -----------     -----------
 Net income (loss)                                   $     10,692     $   (12,421)    $     7,787     $     3,798     $     6,362
                                                     ============     ===========     ===========     ===========     ===========
 Earnings (loss) per share - basic                   $       1.02     $     (1.34)    $      1.16     $       .59     $      1.05
                                                     ============     ===========     ===========     ===========     ===========
 Weighted average shares outstanding - basic           10,484,650       9,286,813       6,693,970       6,423,130       6,057,206
                                                     ============     ===========     ===========     ===========     ===========
 Earnings (loss) per share - diluted                 $        .95     $     (1.34)    $      1.01     $       .53     $       .93
                                                     ============     ===========     ===========     ===========     ===========
 Weighted average shares outstanding - diluted         11,299,902       9,286,813       7,920,926       7,204,217       6,820,377
                                                     ============     ===========     ===========     ===========     ===========

BALANCE  SHEET DATA:
 Total assets                                        $  2,566,026     $ 2,505,117     $ 1,678,831     $ 1,365,845     $ 1,241,967
 Investment & mortgage backed securities                  453,008         129,783         115,769         170,392         164,387
 Loans held for sale                                           --         184,176         187,226          98,349          84,311
 Loans held in portfolio                                1,889,892       1,896,289       1,215,900         976,222         885,841
 Allowance for loan losses                                 28,177          28,077          22,023          19,774         (21,097)
 Goodwill & premium on deposits                            32,827          36,916           4,855             527           1,017
 Deposits                                               2,282,809       2,187,412       1,471,679       1,237,211       1,110,293
 Stockholders' equity                                     170,245         163,597         102,530          75,961          72,697
 Book value per share (dollars)                             15.06           14.77           12.28           10.59           10.13

SELECTED FINANCIAL RATIOS:
 Return on average assets                                     .42%           (.58)%           .53%            .29%            .54%
 Return on average equity                                    6.39           (7.91)           9.46            5.11            9.95
 Equity to assets                                            6.63            6.53            6.11            5.56            6.85
 Equity & minority interest in preferred
  subsidiary to assets                                       7.75            7.68            7.82            5.56            5.85
 Net interest spread                                         3.52            3.71            3.64            3.57            3.64
 Net interest margin                                         3.87            4.12            4.08            3.93            3.96
 G&A expense to average assets-Comm
  banking segment only                                       3.35            2.76            3.23            3.33            3.35
 G&A efficiency ratio-Comm. banking segment only            71.42           70.12           72.35           75.28           77.67
 Loan/deposit ratio - Excludes loans held for sale          82.79           86.69           82.62           78.71           79.78
 Nonperforming loans to loans                                1.33            1.94            2.41            2.31            2.38
 Nonperforming assets to total assets                        1.22            1.71            2.31            2.35            2.78
 Loan loss allowance to loans                                1.49            1.48            1.81            2.03            2.26
 Loan loss allowance to nonperforming loans:
     Originated portfolio                                  137.61           77.06           89.26           66.79           89.17
     March 1995 purchase                                   246.89          108.06          373.91          488.78          647.83
     Crossland portfolio                                    24.63           43.50          421.88          126.12           41.77
     July 1997 purchase                                        --           35.70           31.74             N/A             N/A
     Other purchased portfolios                             14.03          113.69           18.41           89.80           41.84
     Total portfolio loans                                 112.04           76.25           75.21           87.61          100.12

OTHER DATA (AT PERIOD-END):
     Number of branches                                        81              62              48              46              46
     Number of full time equivalent employees               1,000           1,733           1,165             930             706


     SELECTED QUARTERLY CONSOLIDATED FINANCIAL AND OTHER DATA (UNAUDITED) ($ IN THOUSANDS, EXCEPT SHARE DATA, FINANCIAL RATIOS, AND OTHER RATIOS)


                                                                            QUARTERS ENDED
                                            --------------------------------------------------------------------------------
                                              DEC. 1999       SEPT. 1999       JUNE 1999        MAR. 1999        DEC. 1998
                                            ------------     ------------     ------------     ------------     ------------

OPERATING DATA:
Interest income                             $     48,961     $     48,158     $     46,965     $     46,679     $     45,734
Interest expense                                  25,128           24,795           24,202           24,256           25,303
                                            ------------     ------------     ------------     ------------     ------------
Net interest income                               23,833           23,363           22,763           22,423           20,431
Loan loss provision                                3,120            3,871            1,410            1,522            8,305
                                            ------------     ------------     ------------     ------------     ------------
Net interest income after loan
 loss provision                                   20,713           19,492           21,353           20,901           12,126
Noninterest income                                 5,048            7,621            5,800            7,363            3,424
General & administrative ("G&A") expenses         20,782           20,615           20,685           22,346           37,214
Other noninterest expense                          1,150            1,043              840              651           11,403
                                            ------------     ------------     ------------     ------------     ------------
Net income (loss) before income taxes
 & minority interest                               3,829            5,455            5,628            5,267          (33,067)
Income tax (provision) benefit                    (1,622)          (1,968)          (2,219)          (1,991)          12,391
Minority interest in income from
 subsidiary trust-net of tax                        (421)            (424)            (421)            (421)            (421)
                                            ------------     ------------     ------------     ------------     ------------
Net income (loss)                           $      1,786     $      3,063     $      2,988     $      2,855     $    (21,097)
                                            ============     ============     ============     ============     ============

PER SHARE DATA:
Earnings per share - diluted                $        .16     $        .27     $        .26     $        .25     $      (2.04)
                                            ============     ============     ============     ============     ============
Weighted average shares outstanding -
       diluted                                11,310,681       11,309,550       11,359,392       11,246,636       10,322,263
                                            ============     ============     ============     ============     ============
Earnings per share - basic                  $        .17     $        .29     $        .28     $        .27     $      (2.04)
                                            ============     ============     ============     ============     ============
Weighted average shares outstanding -
       basic                                  10,547,802       10,510,415       10,493,214       10,386,952       10,322,263
                                            ============     ============     ============     ============     ============

BALANCE SHEET DATA (AT PERIOD-END):
Total assets                                $  2,566,026     $  2,517,507     $  2,573,825     $  2,493,425     $  2,505,117
Investment & mortgage-backed securities          453,008          357,639          345,128          355,024          129,783
Loans held for sale                                   --               --               --           80,915          184,176
Portfolio loans, net of unearned income        1,889,892        1,867,387        1,876,982        1,836,355        1,896,289
Nonperforming assets                              31,218           32,633           39,205           41,863           42,785
Allowance for loan losses                         28,177           28,189           26,209           27,442           28,077
Goodwill & premium on deposits                    32,827           33,791           34,936           35,906           36,916
Deposits                                       2,282,809        2,224,614        2,273,443        2,188,470        2,187,412
Stockholders' equity                             170,245          169,544          167,608          168,448          163,597
Book value per share (dollars)                     15.06            15.05            14.89            15.01            14.77

SELECTED FINANCIAL RATIOS:
Return on average assets                             .28%             .48%             .48%             .47%           (3.37)%
Return on average equity                            4.19             7.07             7.23             7.11           (45.03)
Equity to assets                                    6.63             6.73             6.51             6.76             6.53
Equity and minority interest in
 preferred subsidiary to assets                     7.75             7.88             7.63             7.91             7.68
Portfolio loans/deposit ratio                      82.79            83.94            82.56            83.91            86.69
Net interest spread                                 3.58             3.50             3.53             3.46             3.17
Net interest margin                                 3.95             3.85             3.87             3.81             3.59
G & A expense to average assets (1)                 3.27             3.24             3.30             3.61             2.78
G & A efficiency ratio (1)                         71.96            66.53            72.42            75.02            73.75
Loan loss allowance to portfolio loans              1.49             1.51             1.40             1.49             1.48
Loan loss allowance to nonperforming
 loans                                            112.04           108.32            77.11            79.16            74.21

CAPITAL RATIOS:
Tier 1 (leverage) - Company                         6.02             5.94             5.83             5.76             5.49
Tier 1 (leverage) - Bank                            6.78             6.83             6.96             6.85             6.66
Tier 1/risk-assets - Company                        9.16             9.23             8.91             8.72             7.72
Tier 1/risk assets - Bank                          10.33            10.57            10.59            10.35             9.27
Risk-based capital - Company                       11.53            11.62            10.21            10.02             9.01
Risk-based capital - Bank                          11.62            11.87            11.88            11.65            10.56

OTHER DATA (AT PERIOD-END):
Number of branch banking offices                      81               81               83               70               62
Number of full-time equivalent employees           1,000            1,019            1,151            1,297            1,733


(1) Ratios prior to 1999 include the commercial banking segment only.